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              FLOW MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT



                                     between


                           LEHMAN BROTHERS BANK, FSB,


                                                                 PURCHASER


                                       and



                       GREENPOINT MORTGAGE FUNDING, INC.,



                                                                   SELLER


       CONVENTIONAL, FIXED AND ADJUSTABLE RATE, RESIDENTIAL MORTGAGE LOANS




                          Dated as of December 12, 2001



================================================================================

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                                TABLE OF CONTENTS
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SECTION 1.        DEFINITIONS.....................................................................................1

SECTION 2.        CONVEYANCE FROM SELLER TO PURCHASER.............................................................7

SECTION 3.        PURCHASE PRICE.................................................................................10

SECTION 4.        SERVICING OF THE MORTGAGE LOANS................................................................11

SECTION 5.        TRANSFER OF SERVICING..........................................................................11

SECTION 6.        REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELLER...........................................13

SECTION 7.        REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL MORTGAGE LOANS.............................17

SECTION 8.        REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES; ADDITIONAL REPURCHASE
                  OBLIGATIONS....................................................................................26

SECTION 9.        INDEMNIFICATION................................................................................28

SECTION 10.       CLOSING........................................................................................29

SECTION 11.       CLOSING DOCUMENTS..............................................................................29

SECTION 12.       MERGER OR CONSOLIDATION OF THE SELLER..........................................................30

SECTION 13.       COSTS..........................................................................................31

SECTION 14.       PROTECTION OF CONFIDENTIAL INFORMATION.........................................................31

SECTION 15.       NOTICES........................................................................................31

SECTION 16.       SEVERABILITY CLAUSE............................................................................31

SECTION 17.       COUNTERPARTS...................................................................................32

SECTION 18.       PLACE OF DELIVERY AND GOVERNING LAW............................................................32

SECTION 19.       FURTHER AGREEMENTS.............................................................................32

SECTION 20.       INTENTION OF THE PARTIES.......................................................................32

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SECTION 21.       SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT.......................................33

SECTION 22.       WAIVERS; OTHER AGREEMENTS......................................................................33

SECTION 23.       EXHIBITS.......................................................................................33

SECTION 24.       GENERAL INTERPRETIVE PRINCIPLES................................................................33

SECTION 25.       REPRODUCTION OF DOCUMENTS......................................................................34

SECTION 26.       RECORDATION OF ASSIGNMENTS OF MORTGAGE.........................................................34

SECTION 27.       NO PERSONAL SOLICITATION.......................................................................34

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                                     EXHIBITS

EXHIBIT A                  MORTGAGE LOAN SCHEDULE
EXHIBIT B                  CONTENTS OF EACH MORTGAGE FILE
EXHIBIT C                  FLOW INTERIM SERVICING AGREEMENT
EXHIBIT D                  FORM OF SELLER'S OFFICER'S CERTIFICATE
EXHIBIT E                  FORM OF OPINION OF COUNSEL TO THE SELLER
EXHIBIT F                  FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT G                  FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT H                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT I                  SELLER'S UNDERWRITING GUIDELINES
EXHIBIT J                  ASSIGNMENT AND CONVEYANCE

              FLOW MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT

                  This is a Flow Mortgage Loan Purchase and Warranties Agreement (the "Agreement"), dated as of December 12, 2001, by and between Lehman Brothers Bank, FSB, having an office at Three World Financial Center, Eighth Floor, New York, NY 10285 (the "Purchaser") and Greenpoint Mortgage Funding, Inc. having an office at 700 Larkspur Landing Circle, Suite 250, Larkspur, California 94939 (the "Seller").

                  WHEREAS, the Seller desires to sell to the Purchaser from time to time, and the Purchaser desires to purchase from the Seller from time to time, certain conventional adjustable and fixed rate residential first and second mortgage loans (the "Mortgage Loans") on a servicing released basis as described herein, and which shall be delivered as pools of whole loans (each a "Mortgage Loan Package");

                  WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and

                  WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

                  SECTION 1. DEFINITIONS.

                  The following terms are defined as follows (except as otherwise agreed in writing by the parties):

                  Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

                  Agreement: This Flow Mortgage Loan Purchase and Warranties Agreement and all amendments hereof and supplements hereto.

                  ALTA: The American Land Title Association or any successor thereto.

                  Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  Approved Flood Policy Insurer: Any of the following insurers:
Flood Data Services, Inc., Flood Zone, Inc., GEOTrac, or Transamerica Flood Hazard Certification.

                  Approved Tax Service Contract Provider: Any of the following providers: Transamerica or another tax servicer contract provider acceptable to the Purchaser.

                  ARM Mortgage Loan: An adjustable rate Mortgage Loan.

                  Assignment and Conveyance: An Assignment and Conveyance substantially in the form of Exhibit K hereto.

                  Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

                  BIF: The Bank Insurance Fund, or any successor thereto.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed.

                  Closing Date: The date or dates on which the Purchaser from time to time shall purchase and the applicable Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package. The Closing Date for each Mortgage Loan Package shall be set forth on the respective Mortgage Loan Schedule or such date or dates as are mutually agreed upon by the parties.

                  Combined Loan-to-Value Ratio or CLTV: With respect to any Second Lien Mortgage Loan, the sum of the original principal balance of such Mortgage Loan and the outstanding principal balance of any related first lien as of the date of origination of the Mortgage Loan, divided by the Appraised Value of the Mortgaged Property as of the origination date.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Credit Grade: As defined in the Underwriting Guidelines.

                  Custodial Account: The separate trust account created and maintained pursuant to Section 2.04 of the Flow Interim Servicing Agreement.

                  Custodial Agreement: That certain Custodial Agreement dated as of July 13, 1999 by and between the Purchaser and LaSalle National Bank, as amended from time to time.

                  Custodial Assignment and Assumption Agreement: The Custodial Assignment and Assumption Agreement, attached hereto as Exhibit L, dated as of the related Closing Date, between the Purchaser and the Seller, whereby the Purchaser's rights as initial Servicer under the Custodial Agreement are assigned to the Seller.

                  Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

                  Cut-off Date: With respect to a Mortgage Loan Package, the date set forth in the related Mortgage Loan Schedule.

                  Deleted Mortgage Loan: A Mortgage Loan which is repurchased or substituted with a Qualified Substitute Mortgage Loan by the Seller in accordance with the terms of this Agreement.

                  Determination Date: The 7th day of the month (or if such day is not a Business Day, the first Business Day preceding such 7th day) in which the related Remittance Date occurs.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month following the actual Due Date.

                  Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

                  Escrow Account: The separate account created and maintained pursuant to Section 2.06 of the Flow Interim Servicing Agreement.

                  Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

                  Fannie Mae: Fannie Mae, or any successor thereto.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  FICO Score: Statistical credit scores obtained by Mortgage lenders in connection with the loan application to help assess a borrower's credit worthiness.

                  Freddie Mac: Freddie Mac, or any successor thereto.

                  Gross Margin: With respect to each Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note.

                  Index: Six month LIBOR or as set forth on the related Purchase Price and Terms Letter.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Interest Rate Adjustment Date: The date on which an adjustment to the Mortgage Interest Rate with respect to each Mortgage Loan becomes effective.

                  Flow Interim Servicing Agreement: The Flow Interim Servicing Agreement, dated as of the date hereof, by and between the Purchaser and Seller, providing for the Seller to service the Mortgage Loans for an interim period as specified by the Flow Interim Servicing Agreement.

                  Lifetime Rate Cap: The provision of each Mortgage Note which provides for an absolute maximum Mortgage Interest Rate thereunder.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

                  Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the outstanding principal amount of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

                  LPMI Loan: A Mortgage Loan with a LPMI Policy.

                  LPMI Policy: A policy of primary mortgage guaranty insurance issued by another Qualified Insurer pursuant to which the related premium is to be paid by the Servicer of the related Mortgage Loan from payments of interest made by the Mortgagor in an amount as is set forth in the related Trade Confirmation Letter and Mortgage Loan Schedule.

                  LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

                  MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

                  Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

                  Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note.

                  Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: The documents contained in the Mortgage File pertaining to each Mortgage Loan.

                  Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser by the Seller on a Closing Date.

                  Mortgage Loan Schedule: A schedule of Mortgage Loans annexed to each Assignment and Conveyance delivered on each Closing Date, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's and Co-Mortgagor's (if applicable) names; (3) the street address of the Mortgaged Property, including the city, state, zip code, lot number, block number and section number; (4) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family residence, a unit in a condominium or, a unit in a planned unit development; (5) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (6) the Loan-to-Value Ratio at origination; (6) the combined Loan-to-Value Ratio at origination; (7) the Mortgage Interest Rate as of the related Cut-off Date; (8) the Index and Monthly Payment and Mortgage Interest Rate adjustment frequencies; (9) with respect to each ARM Mortgage Loan, the initial Mortgage Interest Rate adjustment date; (10) with respect to each ARM Mortgage Loan, the initial Monthly Payment adjustment date; (11) with respect to each ARM Mortgage Loan, the next Mortgage Interest Rate adjustment date; (12) with respect to each ARM Mortgage Loan, the next Monthly Payment adjustment date; (13) with respect to each ARM Mortgage Loan, the Gross Margin; (14) with respect to each ARM Mortgage Loan, the minimum Mortgage Interest Rate under the terms of the Mortgage Note; (15) with respect to each ARM Mortgage Loan, the maximum Mortgage Interest Rate under the terms of the Mortgage Note; (16) with respect to each ARM Mortgage Loan, the Mortgage Interest Rate adjustment cap at the initial Mortgage Interest Rate adjustment date; (17) with respect to each ARM Mortgage Loan, the Mortgage Interest Rate adjustment cap at all subsequent Mortgage Interest Rate adjustment dates; (18) with respect to each ARM Mortgage Loan, the Lifetime Rate Cap; (19) with respect to each ARM Mortgage Loan, the rounding provisions under the terms of the Mortgage Note; (20) with respect to each ARM Mortgage Loan, the lookback provisions (#of days) under the terms of the Mortgage Note; (21) the first Due Date; (22) the stated maturity date; (23) the amount of the Monthly Payment;
(24) the next Due Date as of the related Cut-off Date; (25) the original principal amount of the Mortgage Loan; (26) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date; after deduction of payments of principal actually received on or before the related Cut-off Date; (27) the loan purpose code; (28) the occupancy code; (29) the credit documentation code; (30) the debt to income ratio; (31) the Mortgagor's and Co-Mortgagor's (if applicable) social security numbers; (32) the Mortgagor's and Co-Mortgagor's (if applicable) FICO score; (33) the Mortgagor's mailing address if different from Number (3) above; (34) the Mortgagor's home telephone number; (35) the Mortgagor's business telephone number; (36) the purchase price of the Mortgaged Property (if a purchase); (37) the Appraised Value of the Mortgaged Property; (38) the Mortgagor's and Co-Mortgagor's (if applicable) race; (39) the Mortgagor's and Co-Mortgagor's (if applicable) gender; (40) the Mortgagor's and Co-Mortgagor's (if applicable) date of birth; (41) the number of bedrooms; (42) rental income per unit; (43) the combined annual income; (44) the application date; (45) the broker's name; (46) the broker's firm name; (47) the appraiser's name; (48) the appraiser's firm name; (49) the settlement agent;
(50) the origination channel (wholesale, retail); (51) flood insurance provider;
(52) tax service provider; (53) number of units; (54) as of date; (55) amortization term; (56) balloon flag; (57) prepayment penalty flag; (58) prepayment penalty term; (59) payment history current loan; (60) payment history previous loan all refinanced loans; (61) PMI or LPMI Policy provider; (62) PMI or LPMI Policy coverage percentage; (63) PMI or LPMI Policy cost; (64) PMI or LPMI Policy certificate number; (65) number of Mortgagors; (66) first time home buyer flag; (67) year home was built; (68) the monthly tax and insurance payment; (69) the escrow balance as of the related Cut-off Date; and (70) the MIN number assigned to each Mortgage Loan. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans;
(2) the current aggregate outstanding principal balance of the Mortgage Loans;
(3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

                  Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                  Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note.

                  Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the Seller, reasonably acceptable to the Purchaser.

                  Periodic Rate Cap: The provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase on an Interest Rate Adjustment Date above the Mortgage Interest Rate previously in effect.

                  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

                  PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

                  Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate under the "Money Rates" section of The Wall Street Journal.

                  Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller in exchange for the Mortgage Loans as calculated in
Section 3 of this Agreement.

                  Purchase Price and Terms Letter: With respect to each Mortgage Loan Package purchased by the Purchaser, that certain letter agreement setting forth the general terms and conditions of the transaction and identifying the Mortgage Loans to be purchased, by and between the Seller and the Purchaser. The date of each Purchase Price and Terms Letter to which the purchase of a Mortgage Loan Package relates shall be set forth on the applicable Mortgage Loan Schedule.

                  Purchaser: Lehman Brothers Bank, FSB or its successor in interest or assigns or any successor to the Purchaser under this Agreement as herein provided.

                  Qualified Appraiser: An appraiser, duly appointed by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

                  Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

                  Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate not less than and not more than 2% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) have a Gross Margin not less than that of the Deleted Mortgage Loan; (v) have a maximum Mortgage Interest Rate Cap not less than that of the Deleted Mortgage Loan; (vi) have a maximum periodic mortgage Interest Rate Cap not less than that of the Deleted Mortgage Loan; (vii) have a Credit Grade equal to that of the Deleted Mortgage Loan; and (viii) comply with each representation and warranty set forth in Section 6 and 7.

                  Remittance Date: The 10th day of each month (or if such day is not a Business Day, the Business Day immediately following such 10th day) and with respect to the month in which the related Transfer Date occurs, the related Transfer Date.

                  REO Disposition Proceeds: All amounts received with respect to an REO disposition.

                  Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received, if any, plus amounts advanced, if any, by any servicer, in respect of such repurchased Mortgage Loan.

                  Seller: Greenpoint Mortgage Funding, Inc. or its successor in interest or assigns or any successor to the Seller under this Agreement as herein provided.

                  Second Lien Mortgage Loan: A Mortgage Loan secured by a second priority lien on the related Mortgaged Property.

                  Servicing File: With respect to each Mortgage Loan the file retained by the Seller consisting of originals of all documents in the Mortgage File, which are not delivered to the Purchaser or the Purchaser's designee, and copies of the Mortgage Loan Documents listed on Exhibit B hereto

                  Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Seller for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Seller thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Seller with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

                  Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

                  Texas Home Equity Loan: An extension of credit described in
Section 50(a)(6), Article XVI of the Texas Constitution.

                  Transfer Date: With respect to each Mortgage Loan, the date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of the Mortgage Loans, and the Seller shall cease all servicing responsibilities. Such date shall occur on the day provided in the related Acknowledgement Agreement.

                  Underwriting Guidelines: With respect to each Mortgage Loan, the underwriting guidelines of the Seller with respect to the related mortgage loan product identified on the related Purchase Price and Terms Letter, which shall be delivered to the Purchaser by the Seller on or before the related Closing Date.

                  The parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected, and, in consideration of the premises and the mutual agreements set forth herein, agree as follows:

                  SECTION 2. CONVEYANCE FROM SELLER TO PURCHASER.

                  (a) Conveyance of Mortgage Loans; Possession of Mortgage
Files.

                  From time to time, the Seller hereby agrees to sell, transfer, assign, set over and convey to the Purchaser, on the related Closing Date, without recourse, but subject to the terms of this Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans in the related Mortgage Loan Package, together with the Servicing Rights and Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2(c) hereof, on or prior to the related Closing Date, the Seller shall deliver each Mortgage File to the Purchaser. The contents of each Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Flow Interim Servicing Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of Purchaser as the owner thereof. The Seller's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Flow Interim Servicing Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only. The Servicing File retained by the Seller pursuant to the Flow Interim Servicing Agreement shall be segregated from the other books and records of the Seller and shall be appropriately marked to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with the Flow Interim Servicing Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Section 8.

                  The Seller, simultaneously with the delivery of the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package to be purchased on each Closing Date shall execute and deliver an Assignment and Conveyance in the form attached hereto as Exhibit K.

                  (b) Books and Records.

                  Record title to each Mortgage and the related Mortgage Note shall be in the name of the Purchaser or as Purchaser shall designate. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan shall be vested in the Purchaser; provided, however, that all funds received on or in connection with a Mortgage Loan shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans pursuant to the terms of the Flow Interim Servicing Agreement.

                  The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

                  (c) Delivery of Mortgage Loan Documents.

                  At least seven Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser, or its designee, each of the following documents for each Mortgage Loan in the related Mortgage Loan Package:

                  (i) The original Mortgage Note endorsed, "Pay to the order of ________________, without recourse" and signed in the name of the Seller by an authorized officer. In the event that the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "Greenpoint Mortgage Funding, Inc., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "Greenpoint Mortgage Funding, Inc., formerly known as [previous name]";

                  (ii) Original recorded Mortgage, with evidence of recording information thereon except for any Mortgage which has been forwarded to the appropriate recorder's office for recordation and which has not been returned by such recording officer, in which case the Seller shall deliver and release to Purchaser a certified true copy of any such Mortgage so certified by the Seller with evidence of such Mortgage's delivery to the appropriate recorder's office. In addition, the Seller shall deliver and release to the Purchaser the original recorded Mortgage within 90 days after the related Closing Date;

                  (iii) Original Assignment of Mortgage, in blank, which assignment shall be in form and substance acceptable for recording but not recorded. In the event that the Mortgage Loan was acquired by the Seller in a merger, the assignment must be by "Greenpoint Mortgage Funding, Inc., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the assignment must be by "Greenpoint Mortgage Funding, Inc., formerly known as [previous name]";

                  (iv) Original policy of title insurance, except for those Mortgage Loans originated within 60 days before the related Closing Date, for which Mortgage Loans the Seller shall have delivered and released to the Purchaser the related binders. In addition, the Seller shall deliver to the Purchaser the original policy of title insurance within 90 days after the related Closing Date. The policy must be properly endorsed, any necessary notices of transfer must be forwarded and any other action required to be taken must be taken in order to fully protect, under the terms of the policy and applicable law, Purchaser's interest as first mortgagee;

                  (v) Original of all assumption, extensions and modification agreements;

                  (vi) If required under Section 7, the original policy of primary mortgage guaranty insurance, or where such insurance is provided by a master policy, a certified true copy of the master policy and the original certificate of insurance;

                  (vii) Original recorded intermediate assignments of the Mortgage, including warehousing assignments, if any; and

                  (viii) The contents of the Mortgage File for each Mortgage Loan, not expressly stated herein, and as set forth in Exhibit B hereto, except such documents retained by the Seller pursuant to
         Section 2(a) herein.

                  The Mortgage Loan Documents listed in (i) - (vii) of this subsection 2(c) shall be delivered to the Purchaser notwithstanding the execution of the Flow Interim Servicing Agreement by the Purchaser and the Seller.

                  Pursuant to the Custodial Agreement delivered to the Purchaser contemporaneously with the delivery of this Agreement, the Seller has delivered and released to the Custodian those Mortgage Loan Documents listed in (i) -
(vii) of this subsection 2(c) and as required by the Custodial Agreement with respect to each Mortgage Loan a list of which is set forth in the Custodial Agreement.

                  The Custodian has certified its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Purchaser shall be responsible for maintaining the Custodial Agreement and shall pay all fees and expenses of the Custodian.

                  The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with the Flow Interim Servicing Agreement within one week of their execution, provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

                  On or prior to the date which is four Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser the related Mortgage Loan Schedule.

                  SECTION 3. PURCHASE PRICE.

                  (a) With respect to the purchase of each Mortgage Loan Package, the related Purchase Price shall be the applicable percentage of par as stated in the Purchase Price and Terms Letter, multiplied by the aggregate principal balance, as of the related Cut-off Date, of the Mortgage Loans listed on the related Mortgage Loan Schedule, after application of payments of principal actually received on or before the related Cut-off Date. The initial principal amount of the Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date.

                  In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the initial principal amount of the Mortgage Loans in the related Mortgage Loan Package at the Mortgage Interest Rate less the servicing fee pursuant to and in accordance with the Flow Interim Servicing Agreement, (if applicable), from the date interest was last received on the Mortgage Loan through the day prior to the related Closing Date, inclusive.

                  (b) The Purchase Price for a Mortgage Loan Package shall be paid on the related Closing Date by wire transfer of immediately available federal funds.

                  (c) With respect to each Mortgage Loan in a Mortgage Loan Package, the Purchaser shall be entitled to (1) all principal received after the related Cut-off Date, (2) all other recoveries of late charges, assumption fees or other charges collected after the related Cut-off Date, and (3) all payments of interest on the Mortgage Loans at the Mortgage Interest Rate. The principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal received on or before the related Cut-off Date. All payments of principal and interest (minus interest at the servicing fee rate, pursuant to the Flow Interim Servicing Agreement) received after the related Cut-off Date shall belong to the Purchaser.

                  SECTION 4. SERVICING OF THE MORTGAGE LOANS.

                  The Mortgage Loans have been sold by the Seller to the Purchaser on a servicing released basis. Subject to, and upon the terms and conditions of this Agreement and the Flow Interim Servicing Agreement with respect to the Mortgage Loans in each Mortgage Loan Package, the Seller hereby sells, transfers, assigns and delivers to the Purchaser the Servicing Rights.

                  The Purchaser shall retain the Seller as the contract servicer of the Mortgage Loans for an interim period pursuant to and in accordance with the terms and conditions contained in the Flow Interim Servicing Agreement. The Purchaser and Seller shall execute the Flow Interim Servicing Agreement on the initial Closing Date in the form attached hereto as Exhibit C.

                  Pursuant to the Flow Interim Servicing Agreement, the Seller shall begin servicing the Mortgage Loans on behalf of the Purchaser and shall be entitled to all servicing fees due the Seller as set forth in the Flow Interim Servicing Agreement. The Seller shall conduct such servicing in accordance with the terms of the Flow Interim Servicing Agreement.

                  SECTION 5. TRANSFER OF SERVICING.

                  On the related Transfer Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Seller shall cease all servicing responsibilities related to, the Mortgage Loans transferred on such date. The Related Transfer Date for each Mortgage Loan shall be the date set forth in the Acknowledgment Agreement.

                  On or prior to the Related Transfer Date the Seller shall, at its sole cost and expense take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

                  (a) Notice to Mortgagors. The Seller shall mail to the Mortgagor of each Mortgage a letter advising the Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee; in accordance with the Cranston Gonzales National Affordable Housing Act of 1990 provided, however, the content and format of the letter shall have the prior approval of the Purchaser. The Seller shall provide the Purchaser's designee with copies of all such notices no later than the Related Transfer Date.

                  (b) Notice to Taxing Authorities and Insurance Companies. The Seller shall transmit to the applicable applicable tax services, taxing authorities and insurance companies (including primary mortgage insurance policy insurers and flood insurance insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser or its designee, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser of its designee from and after the Related Transfer Date. The Seller shall provide the Purchaser or its designee with copies of all such notices no later than the Related Transfer Date.

                  (c) Delivery of Servicing Records. The Seller shall forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Seller's possession relating to each Mortgage Loan including the information enumerated in the Flow Interim Servicing Agreement.

                  (d) Escrow Payments. The Seller shall provide the Purchaser, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the Mortgage Loans. The Seller shall provide the Purchaser or its designee with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Seller shall wire transfer to the Purchaser or its designee the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Seller.

                  (e) Payoffs and Assumptions. The Seller shall provide to the Purchaser, or its designee, copies of all assumption and payoff statements generated by the Seller on the transferred Mortgage Loans from the related Cut-off Date to the related Transfer Date.

                  (f) Mortgage Payments Received Prior to Transfer Date. Prior to the related Transfer Date all payments received by the Seller on each Mortgage Loan shall be properly applied by the Seller to the account of the particular Mortgagor.

                  (g) Mortgage Payments Received After Transfer Date. The amount of any Monthly Payments received by the Seller with respect to any transferred Mortgage Loan after the related Transfer Date shall be forwarded to the Purchaser by overnight mail on the date of receipt. The Seller shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the Seller forwards with its payment sufficient information to permit appropriate processing of the payment by the Purchaser. The Seller shall assume full responsibility for the necessary and appropriate legal application of Monthly Payments received by the Seller after the related Transfer Date with respect to Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions.

                  (h) Misapplied Payments. Misapplied payments shall be processed as follows:

                  (i) All parties shall cooperate in correcting misapplication errors;

                  (ii) The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after the related Transfer Date shall immediately notify the other party;

                  (iii) If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Seller shall be liable for the amount of such shortage. The Seller shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

                  (iv) If a misapplied payment which occurred prior to the related Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party;

                  (v) Any check issued under the provisions of this Section 5(h) shall be accompanied by a statement indicating the corresponding Seller and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

                  (i) Books and Records. On the related Transfer Date, the books, records and accounts of the Seller with respect to the transferred Mortgage Loans shall be in accordance with all applicable Purchaser requirements.

                  (j) Reconciliation. The Seller shall, on or before the related Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Seller and the Purchaser as appropriate.

                  (k) IRS Forms. The Seller shall prepare and file all IRS forms 1098, 1099 and other applicable forms and reports which are required to be filed with respect to the period prior to the related Transfer Date in relation to the servicing and ownership of the Mortgage Loans. The Seller shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Seller's failure to comply with this paragraph. The Purchaser or the Purchaser's designee shall prepare and file all such reports with respect to any period commencing on or after the related Transfer Date.

                  (l) Tax Service Contracts. With respect to each Mortgage Loan for which there is a tax service contract with an Approved Tax Service Contract Provider in effect on the related Transfer Date, the Seller shall assign such Tax Service Contract to the Purchaser or the Purchaser's designee. In the event that the Seller is unable to assign the Tax Service Contract to the Purchaser or the Purchaser's designee, the Seller shall purchase a Tax Service Contract and assign the same to the Purchaser or the Purchaser's designee.

                  SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
                             SELLER.

                  The Seller, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Purchaser as of each Closing Date:

                  (a) Due Organization and Authority. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Seller has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Ability to Perform. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors;

                  (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

                  (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the Mortgage Loans, the delivery of a portion of the Mortgage Files to the Custodian or the sale of each Mortgage Loan Package to the Purchaser or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

                  (g) Selection Process. The Mortgage Loans were not intentionally selected in a manner so as to affect adversely the interests of the Purchaser;

                  (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

                  (i) Sale Treatment. The Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

                  (j) No Commissions to Third Parties. The Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser;

                  (k) Pool Characteristics. All pool characteristics set forth in each Assignment and Conveyance delivered are true and correct;

                  (l) Financial Statements. The Seller has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. In addition, the Seller has delivered information as to its loan gain and loss experience for the immediately preceding three-year period, in each case with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period, and all such information so delivered is true and correct in all material respects. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Seller has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions;

                  (m) Fair Consideration. The consideration received by the Seller upon the sale of each Mortgage Loan Package under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

                  (n) MERS. The Seller is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS;

                  (o) Seller's Origination. The Seller's decision to originate any mortgage loan or to deny any mortgage loan application is an independent decision based upon Seller's Underwriting Guidelines, and is in no way made as a result of Purchaser's decision to purchase, or not to purchase, or the price Purchaser may offer to pay for, any such mortgage loan, if originated.

                  SECTION 7. REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL
                             MORTGAGE LOANS.

                  As to each Mortgage Loan, the Seller hereby represents and warrants to the Purchaser that as of the related Closing Date:

                  (a) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is complete, true and correct;

                  (b) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent for 30 days or more in the 12 months preceding the related Closing Date. The first Monthly Payment shall be made with respect to the Mortgage Loan on its Due Date or within the grace period, all in accordance with the terms of the related Mortgage Note;

                  (c) No Outstanding Charges. There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest;

                  (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Purchaser. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Purchaser and the terms of which are reflected in the related Mortgage Loan Schedule;

                  (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

                  (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Fannie Mae and Freddie Mac. If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards a life-of-loan flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. Such flood insurance shall be with an Approved Flood Policy Insurer. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's or any subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

                  (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser on the related Transfer Date, evidence of compliance with all such requirements;

                  (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

                  (i) Location and Type of Mortgaged Property. The Mortgaged Property is a fee simple property located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium unit or planned unit development shall conform with the applicable Fannie Mae requirements regarding such dwellings and that no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property is used for commercial purposes;

                  (j) Valid First or Second Lien. The Mortgage is a valid, subsisting enforceable and perfected first or second lien and first priority security interest on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                  (1) the lien of current real property taxes and assessments not yet due and payable;

                  (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal; and

                  (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

                  (4) with respect to each Second Lien Mortgage a prior mortgage lien on the Mortgaged Property.

                  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable (A) first lien and first priority security interest with respect to each First Lien Mortgage Loan, or (B) second lien and second priority security interest with respect to each Second Lien Mortgage Loan, in either case, on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

                  (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage and any other related agreement have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

                  (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

                  (m) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

                  (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
(1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

                  (o) LTV, PMI Policy. The Mortgage Loan has an LTV equal to or less than ___%. Except with respect to those Mortgage Loans identified on Exhibit C to the applicable Assignment and Conveyance, the LTV of the Mortgage Loan either is not more than 80% or the excess over 75% of the Appraised Value is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80%. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith; provided, that, with respect to LPMI Loans, the related Servicer is obligated thereunder to maintain the LPMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan
Schedule is net of any such insurance premium;

                  (p) Title Insurance. The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan , and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment, subject only to the exceptions contained in and clauses (1), (2), and (3), and with respect to each Second Lien Mortgage Loan clause (4) of paragraph (j) of this Section 7. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

                  (q) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event of acceleration. With respect to each Second Lien Mortgage Loan, (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

                  (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

                  (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

                  (t) Origination: Payment Terms. Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the funds were disbursed in connection with the Mortgage Loans. At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority. The Mortgage Interest Rate is (a) with respect to fixed rate Mortgage Loans, the fixed interest rate set forth in the Mortgage Note, or (b) with respect to ARM Mortgage Loans, adjusted semi-annually on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin, rounded up or down to the nearest 0.125%, subject to the Periodic Rate Cap and the Lifetime Rate Cap. The Mortgage Note is payable in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization. No Mortgage Loan provides for negative amortization;

                  (u) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

                  (v) Conformance with Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the related Seller's Underwriting Guidelines. The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

                  (w) Occupancy of the Mortgaged Property. As of the related Closing Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

                  (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

                  (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (z) Acceptable Investment. The Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

                  (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered by the Seller under this Agreement have been delivered to the Purchaser or the Custodian. The Seller is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Purchaser or the Custodian;

                  (bb) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Fannie Mae eligibility requirements for sale to Fannie Mae or is located in a condominium or planned unit development project which has received Fannie Mae project approval and the representations and warranties required by Fannie Mae with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

                  (cc) Due on Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

                  (dd) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (ee) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

                  (ff) Consolidation of Future Advances. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

                  (gg) Mortgaged Property Undamaged. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

                  (hh) Collection Practices; Escrow Deposits; ARM Adjustments. The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, in all respects in compliance with all applicable laws and regulations and in all material respects proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and Escrow Payments (other than with respect to Second Lien Mortgage Loans for which the mortgagee under the prior mortgage lien is collecting Escrow Payments), all such payments are in the possession of the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note. With respect to ARM Mortgage Loans, all Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited. No ARM Mortgage Loan provides for conversion of the Mortgage Loan to a fixed rate Mortgage Loan;

                  (ii) Appraisal. The Mortgage File contains an appraisal of the related Mortgage Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser.

                  (jj) Soldiers' and Sailors' Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

                  (kk) Environmental Matters. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

                  (ll) No Construction Loans. No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

                  (mm) No Denial of Insurance. The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Purchaser in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Purchaser. No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

                  (nn) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae guidelines for such trusts; and

                  (oo) Mortgagor Acknowledgment. With respect to each ARM Mortgage Loan, the Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans. The Seller shall maintain such statement in the Mortgage File.

                  (pp) Simple Interest Mortgage Loans. None of the Mortgage Loans are simple interest Mortgage Loans.

                  (qq) Single Premium Credit Life Insurance. None of the proceeds of the Mortgage Loan were used to finance single-premium credit life insurance policies.

                  (rr) Tax Service Contract The Seller has obtained a life of loan, transferable real estate Tax Service Contract with an Approved Tax Service Contract Provider on each Mortgage Loans and such contract is assignable to the Purchaser without penalty, premium or cost to the Purchaser. Such Tax Service Contract contains complete and accurate information with respect to the Mortgage Loan and the Mortgaged Property;

                  (ss) Flood Certification Contract. The Seller has obtained a life of loan, transferable flood certification contract for each Mortgage Loan and such contract is assignable to the Purchaser or the Purchaser's designee without penalty, premium or cost to the Purchaser. Such flood certification contract contains complete and accurate information with respect to the Mortgage Loan and the Mortgaged Property;

                  (tt) Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of being recorded;

                  (uu) FICO Scores. Each Mortgage Loan has a non-zero FICO score. No Mortgage Loan has a Mortgagor with a FICO Score of less than ___;

                  (vv) High Cost Mortgage Loans. The related Mortgagor has been provided with all disclosure materials required by Section 226.32 of the Federal Reserve Board Regulation Z with respect to any Mortgage Loans subject to such Section of the Federal Reserve Board Regulation Z and has complied with the requirements of any federal, state or local law with respect to `high cost', `threshold' or `predatory' loans.

                  (ww) Texas Home Equity Loans. With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50,
Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with. Specifically, without limiting the generality of the foregoing, any fees paid in connection with such Mortgage Loan in order for the Mortgagor to receive a reduced interest rate are not required to be included in the calculation of the aggregate fees pursuant to Section 50(a)(6)(E) of the Texas Constitution.

                  (xx) Prepayment Fee. With respect to each Mortgage Loan that has a prepayment fee feature, each such prepayment fee is enforceable and will be enforced by the Seller, and each prepayment penalty in permitted pursuant to federal, state and local law. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated. Except as otherwise set forth in the related Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a prepayment fee, such prepayment fee is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan.

                  (yy) Origination. No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or, in the application of any insurance in relation to such Mortgage Loan; no predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the Mortgagor to repay and the extension of credit which has no apparent benefit to the Mortgagor, were employed in the origination of the Mortgage Loan.

                  (zz) Consent. Either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File;

                  SECTION 8. REMEDIES FOR BREACH OF REPRESENTATIONS AND
                             WARRANTIES; ADDITIONAL REPURCHASE OBLIGATIONS.

                  (a) It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive each sale of Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

                  (b) With respect to those representations and warranties which are made to the best of the Seller's knowledge, if it is discovered by the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest of the Purchaser (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

                  (c) With respect to those representations and warranties which are made to the best of the Seller's knowledge, if it is discovered by the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest of the Purchaser (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

                  Within 60 days of the earlier of either discovery by or notice to the Seller of any Breach of a representation or warranty, the Seller shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a Breach shall involve any representation or warranty set forth in Section 6, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such Breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price.

                  However, if the Breach shall involve a representation or warranty set forth in Section 7 and the Seller discovers or receives notice of any such Breach within 120 days of the related Closing Date, the Seller shall, at the Purchaser's option and provided that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 8 shall be accomplished by either (a) if the Flow Interim Servicing Agreement has been entered into and is in effect, deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution or (b) if the Flow Interim Servicing Agreement has not been entered into or is no longer in effect with respect to the applicable Mortgage Loan, by direct remittance of the Repurchase Price to the Purchaser or in accordance with the Purchaser's instructions.

                  At the time of repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser and any servicer of the Mortgage Loans that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Seller shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by
Section 2(c), with the Mortgage Note endorsed as required by Section 2(c). No substitution will be made in any calendar month after the Determination Date for such month. The Seller shall deposit in the Custodial Account, or in the event that the Flow Interim Servicing Agreement has not been entered into , or is no longer in effect, remit directly to the Purchaser or in accordance with the Purchaser's instructions, the Monthly Payment less the servicing fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Seller. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan.

                  For any month in which the Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be paid by the Seller directly to the Purchaser or in accordance with the Purchaser's instructions, within two (2) Business Days of such substitution.

                  Any cause of action against the Seller relating to or arising out of the Breach of any representations and warranties made in Sections 6 and 7 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failures by the Seller to cure such Breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

                  (d) With respect to any Mortgage Loan, if the related Mortgagor fails to make the Mortgage Loan's first or second Monthly Payment due to the Purchaser after the related Closing Date within 30 days of the related Due Date, the Seller shall, upon receipt of notice from the Purchaser, promptly repurchase such Mortgage Loan from the Purchaser in accordance with Section 8(a) hereof; provided, that no right to cure set forth therein shall apply.

                  (e) From the related Closing Date until the date 30 days after the related Closing Date, the Purchaser shall have the right to review the Mortgage Files and obtain BPOs on the Mortgaged Properties relating to the Mortgage Loans purchased on the related Closing Date, with the results of such BPO reviews to be communicated to the Seller for a period up to 30 days after the related Closing Date. In addition, the Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's sole determination (i) fails to conform to Underwriting Guidelines, (ii) the value of the Mortgaged Property pursuant to any BPO varies by more than plus or minus 15% from the lesser of (A) the original appraised value of the Mortgaged Property or (B) the purchase price of the Mortgaged Property as of the date of origination or (iii) was underwritten without verification of the Mortgagor's income and assets and there is no FICO Score or credit report. In the event that the Purchaser so rejects any Mortgage Loan, the Seller shall repurchase the rejected Mortgage Loan at the Repurchase Price in the manner prescribed in Section 8(a) upon receipt of notice from the Purchaser of the rejection of such Mortgage Loan. Any rejected Mortgage Loan shall be removed from the terms of this Agreement. To the extent that during the course of the Purchaser conducting its initial review, the Purchaser discovers that the Mortgage Loans do not otherwise meet the Seller's Underwriting Guidelines or the terms of this Agreement, the Purchaser may conduct additional due diligence with respect to the Mortgage Loans. The Seller agrees to pay any expenses incurred by the Purchaser due to any additional due diligence review mentioned above, over and above the Purchaser's initial review. Purchaser's decision to increase its due diligence review or obtain additional BPO's or other property evaluations are at its sole discretion. The additional review may be for any reason including but not limited to credit quality, property valuations, and data integrity. The Seller shall make available all files required by Purchaser in order to complete its review, including all CRA/HMDA required data fields. Any review performed by the Purchaser prior to the Closing Date does not limit the Purchaser's rights or the Seller's obligations under this section.

                  SECTION 9. INDEMNIFICATION

                  The Seller agrees to indemnify the Purchaser and hold it harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to (i) any act or omission on the part of the Seller or any other person or entity in the origination, receiving, processing, funding or servicing any Mortgage Loan prior to the related Transfer Date or otherwise arising from the transfer of servicing of the Mortgage Loans provided for in this Agreement, (ii) any assertion based on, grounded upon resulting from a Breach of any of the Seller's representations and warranties contained herein, (iii) the Seller's inability to effect or cause the transfer of the servicing to a successor servicer and (iv) the failure of the Seller to perform in any way its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or the Flow Interim Servicing Agreement. The Seller shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Purchaser and with counsel reasonably satisfactory to the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim but failure to so notify the Purchaser shall not limit its obligations hereunder. The Seller agrees that it will not enter into any settlement of any such claim without the consent of the Purchaser unless such settlement includes an unconditional release of the Purchaser from all liability that is the subject matter of such claim. In addition to the obligations of the Seller set forth in this Section 9, the Purchaser may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages. The provisions of this Section 9 shall survive termination of this Agreement.

                  SECTION 10. CLOSING.

                  The closing for the purchase and sale of the Mortgage Loans shall take place on the related Closing Date. At the Purchaser's option, the Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

                  The Closing for the purchase of each Mortgage Loan Package on the related Closing Date shall be subject to each of the following conditions:

                  (a) all of the representations and warranties of the Seller under this Agreement and under the Flow Interim Servicing Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the related Flow Interim Servicing Agreement;

                  (b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in
Section 11 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

                  (c) The Seller shall have delivered and released to the Custodian pursuant to this Agreement all documents required pursuant to the related Custodial Agreement; and

                  (d) all other terms and conditions of this Agreement shall have been complied with.

                  Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 3 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

                  SECTION 11. CLOSING DOCUMENTS.

                  The Closing Documents shall consist of fully executed originals of the following documents:

         (a) on the initial Closing Date:

                  (i) this Agreement;

                  (ii) each of the documents required to be delivered by the Seller pursuant to Section 2(c) hereof;

                  (iii) the Flow Interim Servicing Agreement, dated as of the initial Cut-off Date, in four counterparts in the form of Exhibit C hereto;

                  (iv) the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement and the Flow Interim Servicing Agreement;

                  (v) Custodial Account Certification or Custodial Account Letter Agreement as required under the Flow Interim Servicing Agreement;

                  (vi) an Escrow Account Certification or Escrow Account Letter Agreement, as required under the Flow Interim Servicing Agreement;

                  (vii) an Officer's Certificate, in the form of Exhibit D hereto, including all attachments thereto; (viii) an Opinion of Counsel of the Seller, in the form of Exhibit E hereto

        (b) on each Closing Date:

                  (i) an Assignment and Conveyance in the form of Exhibit J hereto;

                  (ii) the Custodial Assignment and Assumption Agreement, with respect to the related Mortgage Loans, dated as of the related Closing Date,;

                  (iii) (i) a Security Release Certification, in the form of Exhibit F hereto (for a Seller which is a member of the Federal Home Loan Bank System), executed by the applicable regional Federal Home Loan Bank and, (ii) if applicable, in the form of Exhibit G hereto executed by any other person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person and
         (iii) if applicable a certificate of the Seller and an opinion of counsel of the Seller stating that the Mortgage Loans are not subject to any security interest, claim, pledge, hypothecation or lien;

                  (iv) the initial certification of the Custodian with respect to the related Mortgage Loan Package;

                  (v) a Certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name; and

                  (vi) if requested by the Purchaser, an updated Officer's Certificate, in the form of Exhibit D hereto, including all attachments thereto and an updated Opinion of Counsel of the Seller, in the form of Exhibit E hereto.

                  The Seller shall bear the risk of loss of the Closing Documents until such time as they are received by the Purchaser or its attorneys.

                  SECTION 12. MERGER OR CONSOLIDATION OF THE SELLER.

                  The Seller shall at all times maintain a minimum net worth of $25,000,000. The Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided however, that the successor or surviving Person shall have a net worth of at least $25,000,000.

                  SECTION 13. COSTS.

                  The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. The Seller shall pay for the physical delivery of the Mortgage Loan Documents to a location designated by the Purchaser, and all the costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations. The initial recordation fees for the assignments from the Seller to the Purchaser or Purchaser's designee shall be paid by the Seller. In addition, in the event of a reconstitution where the subsequent purchaser is not a MERS subscriber, the Seller shall ensure that the Assignment of Mortgage for each Mortgage Loan be assigned in blank, in recordable form, at the expense of the Seller. All fees, costs and expenses associated with the preparation of the Assignment of Mortgages so as to be in a form acceptable for recordation, as well as the costs for recording and tracking the Assignments of Mortgage from the Seller to either the Purchaser or the Purchaser's initial designee, shall be paid for by the Seller.

                  SECTION 14. PROTECTION OF CONFIDENTIAL INFORMATION.

                  The Seller shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the Purchase Price paid by the Purchaser for the Mortgage Loans, except to the extent that it is appropriate for the Seller to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

                  SECTION 15. NOTICES.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  SECTION 16. SEVERABILITY CLAUSE.

                  Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure, the economic effect of which is as close as possible to the economic effect of this Agreement, without regard to such invalidity.

                  SECTION 17. COUNTERPARTS.

                  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

                  SECTION 18. PLACE OF DELIVERY AND GOVERNING LAW.

                  This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Purchaser in the State of New York and shall be deemed to have been made in the State of New York. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

                  SECTION 19. FURTHER AGREEMENTS.

                  The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

                  Without limiting the generality of the foregoing, the Seller shall cooperate with the Purchaser in connection with the initial resales of the Mortgage Loans by the Purchaser. In that connection, the Seller shall provide to the Purchaser: (i) any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request; and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser in connection with such resales. The requirement of the Seller pursuant to (ii) above shall terminate on the related Closing Date. Prior to incurring any out-of-pocket expenses pursuant to this paragraph, the Seller shall notify the Purchaser in writing of the estimated amount of such expense. The Purchaser shall reimburse the Seller for any such expense following its receipt of appropriate details thereof.

                  SECTION 20. INTENTION OF THE PARTIES.

                  It is the intention of the parties that the Purchaser shall from time to time purchase is purchasing, and the Seller shall from time to time sell, 100% ownership interest in the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat each transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the related Mortgage Loans. Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

                  SECTION 21. SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE
                              AGREEMENT.

                  This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by Seller to a third party without the prior written consent of the Purchaser.

                  The Purchaser may assign all of its rights under this Agreement with respect to any Mortgage Loans to any affiliate of the Purchaser.

                  No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person as Purchaser with respect to this agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement in the form of Exhibit H hereto executed by the transferee shall have been delivered to the Seller. The Purchaser also shall advise the Seller of the transfer. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                  SECTION 22. WAIVERS; OTHER AGREEMENTS.

                  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

                  SECTION 23. EXHIBITS.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  SECTION 24. GENERAL INTERPRETIVE PRINCIPLES.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  SECTION 25. REPRODUCTION OF DOCUMENTS.

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  SECTION 26. RECORDATION OF ASSIGNMENTS OF MORTGAGE.

                  To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or their comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

                  SECTION 27. NO PERSONAL SOLICITATION.

                  From and after the initial Closing Date, the Seller hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits with respect to the related Mortgage Loans relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, and newspaper, radio and television advertisements shall not constitute solicitation under this Section 27.

                  SECTION 28. PASS THROUGH TRANSFER.

                  The Purchaser may convey the Mortgage Loans to one or more securitized trust structures ("Pass-Through Transfers"). In each case temporarily retaining the Seller as the servicer thereof. The date on which any Mortgage Loans are included in a Pass-Through Transfer shall be a Reconstitution Date. On any Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by the Interim Servicing Agreement.

                  The Seller shall cooperate with the Purchaser in connection with any Pass-Through Transfer contemplated by the Purchaser pursuant to this
Section 28. In that connection, the Seller shall (a) execute any agreements related to any Pass-Through Transfers ("Reconstitution Agreements") within a reasonable period of time after receipt of any Reconstitution Agreement which time shall be sufficient for the Seller and Seller's counsel to review such Reconstitution Agreement, but such time shall not exceed ten (10) Business Days after such receipt, and (b) provide to the trustee or a third party purchaser, as the case may be, subject to any Reconstitution Agreement and/or the
Purchaser: (i) any and all information and appropriate verification of information which may be reasonably available to the Seller, whether through letters of its auditors (the reasonable out-of-pocket cost of which will be borne by the Purchaser) and counsel or otherwise, as the Purchaser shall reasonably request; (ii) to bring each of the Mortgage Loan representations and warranties set forth in the Agreement current as of the date the Mortgage Loans are being transferred pursuant to a Pass-Through Transfer, provided that, such Mortgage Loan representations and warranties shall be revised, to the extent allowed or required by the rating agencies and the certificate insurer and acceptable to the Purchaser, to reflect the actual pool of Mortgage Loans being securitized; notwithstanding the foregoing, Seller shall, at the time of reconstitution, be entitled to state certain exceptions to the Mortgage Loan representations and warranties necessary to make same true and correct as of the time of the Pass-Through Transfer and (iii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the trustee, such third party purchaser, any master servicer, any rating agency or the Purchaser, as the case may be, in connection with such transactions; provided, however, that these items shall not be more onerous than such similar items set forth herein.

                  In the event the Purchaser has elected to have the Seller hold record title to the Mortgages, prior to a Reconstitution Date the Seller or its designee shall prepare an assignment of mortgage in blank from the Seller, acceptable to the trustee or such third party, as the case may be, for each Mortgage Loan that is part of a Pass-Through Transfer and shall pay all preparation and recording costs associated therewith. The Seller shall execute each assignment of mortgage, track such assignments of mortgage to ensure they have been recorded and deliver them as required by the trustee or such third party, as the case may be, upon the Seller's receipt thereof, provided, that the Seller need not record an assignment of mortgage if, at the sole option of the Purchaser, the Seller delivers an opinion of counsel in the applicable jurisdiction that it is not necessary to record the assignment of mortgage to protect the Purchaser's interest. Additionally, the Seller shall prepare and execute, at the direction of the Purchaser, any Mortgage Note endorsements in connection with any and all Reconstitution Agreements.

                  The Reconstitution Agreement will require the Seller to advance principal and interest payments on each Mortgage Loan at the Mortgage Loan Interest Rate less the Reconstituted Servicing Fee (defined below) on the remittance date of the Reconstitution Agreement. The Reconstitution Agreement will also require in connection with any prepayments, in addition to any prepayment penalties received by the Seller on the prepaid Mortgage Loan, the Seller shall contribute from its own funds to the extent that such contributions do not exceed the Reconstituted Servicing Fee, payable to the Seller for such prior month, any shortfall in the interest component thereof, such that one month's interest shall be deposited in the Custodial Account, (as defined in the Interim Servicing Agreement), prior to the remittance date of the Reconstitution Agreement. The Seller's obligation to remit payments of principal and interest shall continue through the liquidation of the Mortgaged Property on the related Mortgage Loan, or until such time that the Seller deems that any future advances of principal and interest would be otherwise non-recoverable. The Reconstituted Servicing Fee shall be 0.25% per annum times the outstanding principal balance of the Mortgage Loans included in the respective Pass-Through Transfer.

                  The Seller shall do all things necessary and required by a servicer who services Mortgage Loans under a Pass-Through Transfer which is a REMIC (defined as a "real estate mortgage conduit" within the meaning Section 860D of the Internal Revenue Code of 1986, as it may be amended from time to time).

                  All Mortgage Loans not sold or transferred pursuant to a Pass-Through Transfer and any Mortgage Loans repurchased by the Purchaser, shall be subject to the Interim Servicing Agreement and shall continue to be serviced in accordance with the terms of the Interim Servicing Agreement and with respect thereto the Interim Servicing Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.



                                      LEHMAN BROTHERS BANK, FSB
                                        (Purchaser)



                                      By: _____________________________________
                                          Name:
                                          Title:



                                      GREENPOINT MORTGAGE FUNDING, INC.
                                        (Seller)



                                      By: _____________________________________
                                          Name:
                                          Title:

STATE OF NEW YORK         )
                                    )   ss.:
COUNTY OF NEW YORK                  )


                  On the _____ day of ____________, 200_ before me, a Notary Public in and for said State, personally appeared ____________, known to me to be ______________ of Lehman Brothers Bank, FSB, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                                          -----------------------------------
                                          Notary Public

                                          My Commission expires _____________

STATE OF _____________              )
                                    )   ss.:
COUNTY OF ___________               )


                  On the _____ day of _______________, 200_ before me, a Notary
Public in and for said State, personally appeared ____________, known to me to be _____________ of Greenpoint Mortgage Funding, Inc., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                                          -----------------------------------
                                          Notary Public



                                          My Commission expires _____________

                                                                      EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]

                                                                      EXHIBIT B

                         CONTENTS OF EACH MORTGAGE FILE

                  With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Purchaser pursuant to Section 2 of the Purchase Agreement to which this Exhibit is attached (the "Agreement"):

1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the Seller by an authorized officer.

2.       The original of any guarantee executed in connection with the Mortgage
         Note.

3. The original Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

4. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

5. The original Assignment of Mortgage for each Mortgage Loan, in blank, in form and substance acceptable for recording.

6. Originals of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

         7.       The original mortgagee policy of title insurance.

         8. The original PMI Policy, LPMI Policy or certificate of insurance, where required pursuant to the Agreement.

         9. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

         10. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 7(f) of the Agreement.

         11.      Residential loan application.

         12.      Mortgage Loan closing statement.

         13. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

         14. Verification of acceptable evidence of source and amount of downpayment.

         15.      Credit report on the Mortgagor.

         16.      Residential appraisal report.

         17.      Photograph of the Mortgaged Property.

         18.      Survey of the Mortgaged Property, if any.

         19. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         20.      All required disclosure statements.

         21. If available, termite report, structural engineer's report, water potability and septic certification.

         22.      Sales contract.

         23. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         24.      Amortization schedule.

                  In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to Custodian the applicable recorded document by the date specified in
(iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                                                      EXHIBIT C

                        FLOW INTERIM SERVICING AGREEMENT

                             [Intentionally Omitted]

                                                                      EXHIBIT D

                         SELLER'S OFFICER'S CERTIFICATE

                  I, ____________________, hereby certify that I am the duly elected [Vice] President of Greenpoint Mortgage Funding, Inc., a state chartered institution organized under the laws of the state of California, (the "Company") and further as follows:

         1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the charter of the Company which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

         2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Company which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification.

         3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

         4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Company authorizing the Company to execute and deliver [each of] the Flow Mortgage Loan Purchase and Warranties Agreement, Group No. 2001-___ dated December 12, 2001 by and between the Company and Lehman Brothers Bank, FSB (the "Purchaser") (the "Purchase Agreement") and the Flow Interim Servicing Agreement, Group No. 2001-___ dated December 12, 2001, by and between the Company and the Purchaser (the "Flow Interim Servicing Agreement") and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original [or facsimile] signature, and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification.

         5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Purchase Agreement, the Flow Interim Servicing Agreement, the sale of the mortgage loans or the consummation of the transactions contemplated by the agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

         6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Purchase Agreement and the Flow Interim Servicing Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

         7. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Purchase Agreement and the Flow Interim Servicing Agreement, or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement and the Flow Interim Servicing Agreement.

         8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Company, signed (a) the Purchase Agreement, (b) the Flow Interim Servicing Agreement, and (c) any other document delivered prior hereto or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

         9. The Company is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement and the Flow Interim Servicing Agreement.

         10. The Mortgage Loans are not subject to any security interest, claim, pledge, hypothecation or lien.

                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.


Dated:                                       By:______________________________
      --------------------------------       Name:____________________________
       [Seal]                                Title: [Vice] President

                  I, ________________________, an [Assistant] Secretary of
Greenpoint Mortgage Funding, Inc., hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:                                       By:______________________________
      --------------------------------       Name:____________________________
       [Seal]                                Title: [Vice] President

                                                            EXHIBIT 5 to
                                               Company's Officer's Certificate

Name                Title                  Signature

                                           -----------------------------------

                                           -----------------------------------

                                           -----------------------------------

                                           -----------------------------------

                                           -----------------------------------

                                                                     EXHIBIT E


                    FORM OF OPINION OF COUNSEL TO THE SELLER

                                     (date)

Lehman Brothers Bank, FSB
3 World Financial Center
12th Floor
New York, New York 10285-1200

Dear Sirs:

                  You have requested [our] [my] opinion, as [Assistant] General Counsel to Greenpoint Mortgage Funding, Inc. (the "Company"), with respect to certain matters in connection with the sale by the Company of the Mortgage Loans pursuant to that certain Flow Mortgage Loan Purchase and Warranties Agreement by and between the Company and Lehman Brothers Bank, FSB (the "Purchaser"), Group No. 2001-___ dated as of December 12, 2001 (the "Purchase Agreement") which sale is in the form of whole loans, serviced pursuant to an Flow Interim Servicing Agreement, dated as of December 12, 2001 by and between the Company and the Purchaser (the "Flow Interim Servicing Agreement", together with the Purchase Agreement, the "Agreements"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement and the Flow Interim Servicing Agreement.

                  [We] [I] have examined the following documents:

                  1. the Agreements;

                  2. the form of Assignment of Mortgage;

                  3. the form of endorsement of the Mortgage Notes; and

                  4. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

                  To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Company contained in the Agreements. [We] [I] have assumed the authenticity of all documents submitted to [us] [me] as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

                  Based upon the foregoing, it is [our] [my] opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California and is qualified to transact business in, and is in good standing under, the laws of the state of incorporation.

         2. The Company has the power to engage in the transactions contemplated by the Agreements and all requisite power, authority and legal right to execute and deliver the Agreements, and to perform and observe the terms and conditions of such Agreements

         3. [Each of] the Agreements has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Company, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

         4. The Company has been duly authorized to allow any of its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Agreements [and by original [or facsimile] signature in order to execute the endorsements to the Mortgage Notes and the Assignments of Mortgages, and the original [or facsimile] signature of the officer at the Company executing the endorsements to the Mortgage Notes and the Assignments of Mortgages represents the legal and valid signature of said officer of the Company].

         5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Purchase Agreement, the Flow Interim Servicing Agreement, or the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

         6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Agreements conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

         7. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Company which, in [our] [my] judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreements, or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreements.

         8. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreements is sufficient to fully transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

         9. The Mortgages have been duly assigned and the Mortgage Notes have been duly endorsed as provided in the Agreements. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located. The endorsement of the Mortgage Notes, the delivery to the Purchaser, or its designee, of the Assignments of Mortgage, and the delivery of the original endorsed Mortgage Notes to the Purchaser, or its designee, are sufficient to permit the Purchaser to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Company, and are sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Company from being enforceable.

                  This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.



                                                   Very truly yours,



                                                   ----------------------------
                                                   [Name]
                                                   [Assistant] General Counsel

                                                                      EXHIBIT F

                         SECURITY RELEASE CERTIFICATION


                                               ___________________, 200_

Federal Home Loan Bank of
______(the "Association")

-------------------------------------------
-------------------------------------------
-------------------------------------------
Attention:
           --------------------------------
-------------------------------------------

            Re: Notice of Sale and Release of Collateral

Dear Sirs:

                  This letter serves as notice that Greenpoint Mortgage Funding, Inc. a corporation, organized pursuant to the laws of California (the "Company") has committed to sell to Lehman Brothers Bank, FSB under a Flow Mortgage Loan Purchase and Warranties Agreement, dated as of December 12, 2001, certain mortgage loans originated by the Association. The Company warrants that the mortgage loans to be sold to Lehman Brothers Bank, FSB are in addition to and beyond any collateral required to secure advances made by the Association to the Company.

                  The Company acknowledges that the mortgage loans to be sold to Lehman Brothers Bank, FSB shall not be used as additional or substitute collateral for advances made by the Association. Lehman Brothers Bank, FSB understands that the balance of the Company's mortgage loan portfolio may be used as collateral or additional collateral for advances made by the Association, and confirms that it has no interest therein.

                  Execution of this letter by the Association shall constitute a full and complete release of any security interest, claim, or lien which the Association may have against the mortgage loans to be sold to Lehman Brothers Bank, FSB.



                                         Very truly yours,

                                         GREENPOINT MORTGAGE FUNDING, INC.

                                         By:___________________________________
                                         Name:
                                         Title:
                                         Date:



Acknowledged and approved:

FEDERAL HOME LOAN BANK OF

-------------------------------------------

By:
   ---------------------------------------
Name:
Title:
Date:

                                                                     EXHIBIT G


                         SECURITY RELEASE CERTIFICATION


                         I. Release of Security Interest

                  The financial institution named below hereby relinquishes any and all right, title and interest it may have in all Mortgage Loans to be purchased by Lehman Brothers Bank, FSB from the Company named below pursuant to that certain Flow Mortgage Loan Purchase and Warranties Agreement, dated as of December 12, 2001, and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees, as of the date and time of the sale of such Mortgage Loans to Lehman Brothers Bank, FSB.



Name and Address of Financial Institution




-------------------------------------------
                 (name)



-------------------------------------------
              (Address)



By:
   ----------------------------------------

                          II. Certification of Release

                  The Company named below hereby certifies to Lehman Brothers Bank, FSB that, as of the date and time of the sale of the above-mentioned Mortgage Loans to Lehman Brothers Bank, FSB, the security interests in the Mortgage Loans released by the above-named financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.



                                      GREENPOINT MORTGAGE FUNDING, INC.



                                      By: _____________________________________
                                          Name:
                                          Date:

                                                                      EXHIBIT H

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                  ASSIGNMENT AND ASSUMPTION AGREEMENT, dated __________ __, 200_, between __________________________________, a ___________________
corporation ("Assignor") and ________________________________, a
__________________ corporation ("Assignee"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee, as Purchaser, all of the right, title and interest of Assignor under that certain Flow Mortgage Loan Purchase and Warranties Agreement, Conventional Residential Fixed and Adjustable Rate Mortgage Loans, Group 2001-___ (the "Purchase Agreement"), and that certain Flow Interim Servicing Agreement, Conventional Residential Fixed and Adjustable Rate Mortgage Loans, Group 2001-___ (the "Flow Interim Servicing Agreement", collectively, the "Agreements") each dated as of December 12, 2001, by and between Lehman Brothers Bank, FSB (the "Purchaser"), and Greenpoint Mortgage Funding, Inc. (the "Seller").

         2. The Assignor warrants and represents to, and covenants with, the Assignee that:

                  a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

                  b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Agreements or the Mortgage Loans;

                  c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements, including without limitation, the transfer of the servicing obligations under the Purchase Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Agreements; and

                  d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

                                      H=2

         3. That Assignee warrants and represents to, and covenants with, the Assignor and the Seller pursuant to the Agreements that:

                  a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements, the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as Purchaser thereunder;

                  b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

                  c. The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

                  d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

                  e. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

                  f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Seller;

                  g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the `33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the `33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

                  h. Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                  IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.


-----------------------------------         -----------------------------------
Assignor                                    Assignee

By:                                         By:
   --------------------------------            --------------------------------

Its:                                        Its:
    -------------------------------             -------------------------------

Taxpayer                                    Taxpayer
Identification No.                          Identification No.
                  -----------------                           -----------------

                                                                      EXHIBIT I


                               CUSTODIAL AGREEMENT



                             [Intentionally Omitted]

                                                                     EXHIBIT J


                        SELLER'S UNDERWRITING GUIDELINES



                             [Intentionally Omitted]

                                                                      EXHIBIT K

                            ASSIGNMENT AND CONVEYANCE


                  On this _____day of __________, 200_, Greenpoint Mortgage Funding Inc. (the "Seller") as the Seller under that certain Flow Mortgage Loan Purchase and Warranties Agreement, dated as of December 12, 2001 (the "Purchase Agreement") do hereby sell, transfer, assign, set over and convey to Lehman Brothers Bank, FSB as the Purchaser (the "Purchaser") under the Purchase Agreement, without recourse, but subject to the terms of the Purchase Agreement, all right, title and interest of, in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A, together with the Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 3(c) of the Purchase Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased. The contents of each Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Flow Servicing Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Flow Servicing Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only. The Servicing File retained by the Seller pursuant to the Flow Interim Servicing Agreement shall be segregated from the other books and records of the Seller and shall be appropriately marked to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with the Flow Interim Servicing Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Section 8.

                  The Mortgage Loan characteristics of the Mortgage Loan Package subject hereto are set forth on Exhibit B hereto.

                  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.



                               GREENPOINT MORTGAGE FUNDING INC.

                               By:
                                       ------------------------------------
                               Name:
                                       ------------------------------------
                               Title:
                                       ------------------------------------

                     Exhibit A to Assignment and Conveyance

                             MORTGAGE LOAN SCHEDULE

                     Exhibit B to Assignment and Conveyance

                 REPRESENTATIONS AND WARRANTIES WITH RESPECT TO
             THE POOL CHARACTERISTICS OF EACH MORTGAGE LOAN PACKAGE



                  Pool Characteristics of the Mortgage Loans included in the Mortgage Loan Package as delivered on the related Closing Date - __________ __, 200_:

                  Pool Characteristics. With respect to the aggregate unpaid principal balance of all Mortgage Loans, (a) no more than ____% of the Mortgage Loans are secured by real property improved by two- to four- family dwellings,
(b) no more than ___% are secured by real property improved by individual condominium units, (c) no more than ____% are secured by real property improved by an individual unit in a planned unit development, and (d) at least ____% are secured by real property with a detached one family residence erected thereon. The weighted average LTV with respect to all Mortgage Loans is not greater than ____% at origination. No Mortgage Loans had at origination an LTV greater than
____%. With respect to the aggregate unpaid principal balance of the Mortgage Loans, (a) at least ____% of the Mortgage Loans were originated under the Seller's full documentation program and (b) no more than ____% of the Mortgage Loans were originated under the Seller's no income verification documentation program. With respect to the aggregate unpaid principal balance of the Mortgage Loans at the time of origination, (a) no more than ____% of the Mortgaged Properties were owner-occupied second homes, (b) no more than ____% of the Mortgaged Properties were investor properties and (c) at least ____% of the Mortgaged Properties were owner-occupied primary residences. With respect to the aggregate unpaid principal balance of the Mortgage Loans, (a) no more than ____% are "cash-out" refinance mortgage loans, (b) no more than ____% are rate and term refinance mortgage loans and (c) at least ____% are purchase mortgage loans. With respect to the aggregate unpaid principal balance of all the Mortgage Loans, the Mortgaged Properties are located as follows: (i) no more than ____% are located in California, (ii) no more than ____% are located in Washington, and (iii) no other one state contains more than ____% of the Mortgaged Properties. The Mortgage Loans have a weighted average remaining term of ___ months. With respect to the aggregate unpaid principal balance of the Mortgage Loans, the weighted average FICO credit score is ___. With respect to the aggregate unpaid principal balance of the Mortgage Loans, none of the Mortgage Loans are balloon loans. The maximum Mortgage Interest Rate on the Mortgage Loans as of the Cut-off Date was ____%. The minimum Mortgage Interest Rate on the Mortgage Loans as of the Cut-off Date was ____%. With respect to the aggregate unpaid principal balance of the Mortgage Loans, the Mortgage Loans shall have a weighted average Gross Margin of [___%].With respect to the aggregate unpaid principal balance of the ARM Mortgage Loans, the ARM Mortgage Loans shall have a weighted average initial Periodic Rate Cap of [__]%, a weighted average Periodic Rate Cap of [__]%, and a weighted average Lifetime Rate Cap of [__]%. The maximum Mortgage Interest Rate on the Mortgage Loans as of the related Cut-off Date was ____%. The minimum Mortgage Interest Rate on the Mortgage Loans as of the related Cut-off Date was ____%. The Mortgage Loans have a weighted average remaining term of ___ months. The maximum original principal balance of the Mortgage Loans is $_______________. The minimum original principal balance of the Mortgage Loans is $______________. The average original principal balance of the Mortgage Loans is $ _______________. With respect to the aggregate unpaid principal balance of the Mortgage Loans, the weighted average age of the Mortgage Loans is ___ months. No Second Lien Mortgage Loan has a CLTV in excess of ____%.


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